EXHIBIT 99.1




Office  of  the  Chief  Accountant
Securities  and  Exchange  Commission
450  Fifth  Street  N.W.
Washington,  D.C.

Gentlemen:

     We have read Item 4 included in the Form 8-K dated May 23, 2003 of BSD Software, Inc. filed with the Securities and Exchange Commission and are in agreement with the statement contained therein. We are not in a position to agree or disagree with the disclosures regarding KPMG, LLP.


GRASSANO  ACCOUNTING,  P.A.,  LLC
Boca  Raton,  Florida
May  23,  2003






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